Ambiq Reports Third Quarter 2025 Financial Results

Expects strong fourth quarter net sales of $18.5 – $19.5 million, marking the highest quarterly revenue of 2025

Third quarter net sales of $18.2 million exceeded guidance, driven by ongoing customer strength and product adoption

Third quarter GAAP gross margin of 42.3%; Non-GAAP gross margin of 44.8%, reflecting strategic pivot to higher-value, Edge AI customers and markets

AUSTIN, Texas, November 6, 2025 — Ambiq Micro, Inc. (“Ambiq”) (NYSE: AMBQ), a technology leader in ultra-low-power semiconductor solutions for edge AI, today announced financial results for the third quarter of 2025.

Third Quarter and Recent Highlights

•
AI-driven margin expansion: Delivered double-digit gross profit growth on lower year-over-year sales, reflecting strategic repositioning to focus on higher-value edge AI markets and customers.
•
Net loss improvement: GAAP net loss attributable to common stockholders improved by $0.7 million year-over-year to $9.0 million or $0.72 per share; non-GAAP net loss attributable to common stockholders improved $1.8 million year-over-year to $4.0 million or $0.22 per share on a pro forma basis.
•
Broadened edge AI SoC portfolio: Launched Apollo510 Lite, expanding reach across personal devices, medical/ healthcare, industrial edge and smart home and building markets.
•
Accelerated AI enablement: Enhanced neuralSPOT SDK and Helia runtimes to streamline model deployment and speed customer time-to-market.
•
Recognized innovation leadership: SPOT platform honored as one of TIME's Best Inventions of 2025.

Management Commentary

“Our third quarter results underscore the strength of our business and the growing demand for energy-efficient AI solutions at the edge. Our growth is accelerating with increased orders from existing customers, multiple design wins from new customers and growing Apollo5 production ramps,” said Fumihide Esaka, CEO of Ambiq. “Our fourth quarter guidance is well ahead of consensus expectations and would mark the strongest quarterly performance of the year. Looking ahead, we believe that 2025 represents the beginning of a much larger opportunity for Ambiq. Our energy-efficient solutions are enabling the next wave of edge AI innovation while positioning us for meaningful, sustainable growth.”

Summary of Reported Third Quarter 2025 Results

GAAP ($ in thousands except for margin)	Three months ended September 30,	Three months ended June 30,	Three months ended September 30,	Quarter over quarter change	Year over year change
	2025	2025	2024
Net sales	$18,165	$17,873	$20,266	1.6%	-10.4%
Gross profit	$7,677	$7,170	$6,598	7.1%	16.4%
Gross margin	42.3%	40.1%	32.6%	2.2 pts	9.7 pts
Operating expense	$17,720	$15,967	$16,687	11.0%	6.2%
Net loss attributable to common stockholders	$(9,002)	$(8,496)	$(9,743)	$(506)	$741

NON-GAAP FINANCIAL MEASURES ($ in thousands except for margin)	Three months ended September 30,	Three months ended June 30,	Three months ended September 30,	Quarter over quarter change	Year over year change
	2025	2025	2024
Non-GAAP Gross profit	$8,141	$7,640	$6,968	6.6%	16.8%
Non-GAAP Gross margin	44.8%	42.7%	34.4%	2.1 pts	10.4 pts
Non-GAAP Operating expense	$13,162	$13,819	$13,019	-4.8%	1.1%
Non-GAAP Net loss attributable to common stockholders	$(3,977)	$(5,862)	$(5,743)	$1,885	$1,766

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expense and non-GAAP net loss attributable to common stockholders are non-GAAP financial measures. See "Non-GAAP Financial Measures" below for definitions of each of these measures, and the tables accompanying this press release for reconciliations of these measures to their most comparable GAAP measure.

Fourth Quarter Business Outlook

Ambiq’s current expectations for the fourth quarter of 2025 ending December 31, 2025, include the following:

•
Net sales within a range of $18.5 million to $19.5 million
•
Non-GAAP loss per share within a range of ($0.44) to ($0.34) based on 18.2 million pro forma shares, which represents the company's post-IPO common shares outstanding1

1Ambiq's financial outlook is based on assumptions that it believes to be reasonable as of the date of this release, but may be materially affected by many factors, as discussed below in "Forward-Looking Statements." Actual results may vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise this outlook, whether as a result of new information, future events or otherwise, except as required by law. The Company is unable to include a reconciliation of forward-looking non-GAAP net loss per share per share to net loss per share, the most directly comparable GAAP measure, without unreasonable effort due to the high variability with respect to the impact of items such as income taxes, depreciation and amortization, stock-based compensation expense, gain on nonmonetary transaction, severance costs, initial public offering (IPO) and other transaction costs, warrant valuation and other items that are excluded from this non-GAAP measure.

Conference Call

Ambiq will host a conference call for analysts and investors today at 5:00 p.m. Eastern Time. Interested participants can access the call by dialing 1-800-715-9871 and providing conference ID 3633496. International callers may join the call by dialing +1-646-307-1963, using the same code. The call will also be available as a live and archived webcast on the Events & Presentations section of Ambiq's Investor Relations website.

A telephone replay of the conference call will be available approximately two hours after the call through Thursday, 13th November 2025, at 11:59 PM EST. The replay can be accessed by dialing 1-800-770-2030 and using the playback ID 3633496. International callers should dial +1-647-362-9199 and enter the same ID at the prompt.

About Ambiq Micro

Headquartered in Austin, Texas, Ambiq's mission is to enable intelligence (artificial intelligence (AI) and beyond) everywhere by delivering the lowest power semiconductor solutions. Ambiq enables its customers to deliver AI compute at the edge where power consumption challenges are the most severe. Ambiq's technology innovations, built on the patented and proprietary subthreshold power optimized technology (SPOT®), fundamentally deliver a multi-fold improvement in power consumption over traditional semiconductor designs. Ambiq has powered over 280 million devices to date. For more information, visit www.ambiq.com.

Non-GAAP Financial Measures

Ambiq supplements its reporting of financial information determined under generally accepted accounting principles in the United States of America (GAAP), including the use of non-GAAP net loss attributable to common stockholders, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP

SG&A expenses, non-GAAP net loss attributable to common stockholders and pro forma non-GAAP loss per share attributable to common stockholders. These non-GAAP financial measures help make strategic decisions, establish budgets and operational goals for managing the business, analyzing financial results, and evaluating business performance. Ambiq defines non-GAAP gross profit as gross profit adjusted to exclude expenses not directly attributable to gross profit, such as depreciation and amortization, gain on nonmonetary transaction, and stock-based compensation. Ambiq defines non-GAAP gross margin as non-GAAP gross profit as a percentage of net sales. Ambiq defines non-GAAP operating expenses, non-GAAP R&D expenses and non-GAAP SG&A expenses as operating expenses, R&D expenses and SG&A expenses, as applicable, adjusted to exclude expenses not directly attributable to operating expenses, R&D expenses and SG&A expenses, as applicable, such as depreciation and amortization, stock-based compensation, severance costs, IPO-related bonus and IPO and other transaction costs Ambiq defines non-GAAP net loss attributable to common stockholders as net loss attributable to common stockholders adjusted to exclude expenses not directly attributable to the performance of operations, such as income taxes, depreciation and amortization, stock-based compensation, gain on nonmonetary transaction, severance costs, IPO-related bonus, IPO and other transaction costs and warrant valuation. Ambiq defines pro forma non-GAAP loss per share attributable to common stockholders as non-GAAP net loss attributable to common stockholders divided by pro forma common shares outstanding, which gives effect to the automatic conversion of all outstanding redeemable convertible preferred stock, exercise of warrants to purchase common stock and settlement of IPO vesting RSUs into common stock that occurred immediately prior to the completion of our initial public offering, as well as the issuance of shares in our initial public offering, as if such transactions had occurred on July 1, 2025.

Ambiq believes these non-GAAP financial measures provide additional tools for investors to use in comparing core business and results of operations over multiple periods with other companies in the industry, many of which present similar non-GAAP financial measures. However, Ambiq's presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses, non-GAAP net loss attributable to common stockholders and pro forma non-GAAP loss per share attributable to common stockholders may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP measures have limitations, and should not be considered as the sole measures of our performance and should not be considered in isolation from, or as a substitute for, the most comparable measure calculated in accordance with GAAP.

Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates," or "anticipates," or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements may be included throughout this press release, and include, but are not limited to, statements relating to Ambiq's expectations around its strategic initiatives, growth trajectory and expected fourth quarter business outlook. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify including those described in the section titled "Risk Factors" in Ambiq's Quarterly Report on 10-Q for the quarter ended June 30, 2025, as well as in other filings Ambiq may make with the SEC in the future. Ambiq's expectations, beliefs and projections are expressed in good faith and Ambiq believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Any forward-looking statement in this press release speaks only as of the date of this release. Ambiq undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

AMBIQ MICRO, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of September 30, 2025 and December 31, 2024

(Unaudited and in thousands, except share and per share amounts)

	September 30,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$146,490	$60,981
Accounts receivable, net	7,006	10,401
Inventories, net	16,126	15,008
Prepaid expenses and other current assets	3,401	2,566
Total current assets	$173,023	$88,956
Property, equipment and software, net of accumulated depreciation and amortization of $14,244 and $13,158, respectively	4,350	2,616
Right-of-use assets, net	732	928
Intangible assets, net of accumulated amortization of $9,502 and $5,082, respectively	8,572	11,729
Other assets	50	49
Total assets	$186,727	$104,278
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$3,305	$2,933
Accrued and other current liabilities	9,559	8,202
Short-term lease liabilities	402	633
Total current liabilities	$13,266	$11,768
Long-term lease liabilities	369	333
Warrant liabilities	—	112
Other long-term liabilities	3,305	6,317
Total liabilities	$16,940	$18,530
Commitments and contingencies (Note 6)
Redeemable convertible preferred stock, $0.000001 par value; 10,000,000 shares authorized; 0 and 341,496,158 shares issued and outstanding at September 30, 2025 and December 31, 2024	$—	$378,150
Stockholders’ equity (deficit):
Common stock, $0.000001 par value; 500,000,000 shares authorized; 18,238,462 shares and 434,720 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—
Additional paid-in-capital	516,273	28,368
Accumulated deficit	(346,032)	(320,250)
Accumulated other comprehensive loss	(454)	(520)
Total stockholders’ equity (deficit)	169,787	(292,402)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$186,727	$104,278

AMBIQ MICRO, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the three and nine months ended September 30, 2025 and 2024

(Unaudited and in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net sales	$18,165	$20,266	$51,770	$55,728
Cost of sales	10,488	13,668	28,534	36,485
Gross profit	7,677	6,598	23,236	19,243
Operating expenses:
Research and development	8,889	9,568	26,474	28,395
Selling, general, and administrative	8,831	7,119	24,343	21,090
Total operating expenses	17,720	16,687	50,817	49,485
Loss from operations	(10,043)	(10,089)	(27,581)	(30,242)
Other income, net	1,044	664	1,820	797
Loss before income taxes	(8,999)	(9,425)	(25,761)	(29,445)
Provision for income taxes	3	13	21	25
Net loss	$(9,002)	$(9,438)	$(25,782)	$(29,470)
Deemed dividends	—	(305)	—	(2,724)
Net loss attributable to common stockholders	$(9,002)	$(9,743)	$(25,782)	$(32,194)
Net loss per share attributable to common stockholders, basic and diluted	$(0.72)	$(26.03)	$(5.73)	$(87.51)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	12,464,236	374,270	4,495,701	367,888
Comprehensive loss:
Currency translation adjustment	(14)	56	66	107
Comprehensive loss	$(9,016)	$(9,382)	$(25,716)	$(29,363)
Deemed dividends	—	(305)	—	(2,724)
Comprehensive loss attributable to common stockholders	$(9,016)	$(9,687)	$(25,716)	$(32,087)

AMBIQ MICRO, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the nine months ended September 30, 2025 and 2024

(Unaudited and in thousands)

	For the nine months ended September 30,
	2025	2024
Cash flows from operating activities
Net loss	$(25,782)	$(29,470)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,568	4,631
Stock-based compensation	3,684	4,311
Gain on receipt of nonmonetary tangible assets	(1,600)	(1,600)
Change in right-of-use assets	606	747
Non-cash issuance of warrants	—	1,940
Change in warrant valuations and cancellations	60	(51)
Other	(110)	—
Changes in operating assets and liabilities
Accounts receivable	3,484	(2,851)
Inventories	(1,118)	3,202
Prepaid expenses and other assets	(823)	(1,444)
Other long-term assets	—	361
Accounts payable	(956)	1,932
Accrued and other current liabilities	1,584	(2,966)
Other long-term liabilities	(174)	(446)
Net cash used in operating activities	(15,577)	(21,704)
Cash flows from investing activities
Purchase of intangible assets	(3,687)	(2,145)
Purchases of property, equipment and software	(1,162)	(243)
Net cash used in investing activities	(4,849)	(2,388)
Cash flows from financing activities
Proceeds from issuance of common stock in connection with initial public offering, net of offering costs, underwriting discounts and commissions	99,843	—
Proceeds from issuance of preferred stock, net of issuance costs	—	57,983
Proceeds from exercise of stock options	353	349
Proceeds from exercise of warrants	5,702	—
Net cash provided by financing activities	105,898	58,332
Effect of exchange rate changes on cash and cash equivalents	37	8
Net increase in cash and cash equivalents	85,509	34,248
Cash and cash equivalents at beginning of period	60,981	27,321
Cash and cash equivalents at end of period	$146,490	$61,569
Supplemental disclosure of non-cash investing and financing activities
Intangible assets in accounts payable, accrued and other long-term liabilities	7,904	3,456
Gain on receipt of nonmonetary tangible asset	1,600	1,600
Right-of-use assets obtained in exchange for new operating lease liabilities	383	1,124
Deemed dividends	—	2,724

The following table reconcile the most directly comparable GAAP financial measure to each of these non-GAAP financial measures.

Non-GAAP Net Loss:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2025	2024	2025	2024	2025
	(in thousands)
Net loss attributable to common stockholders	$(9,002)	$(9,743)	$(25,782)	$(32,194)	$(8,496)
Add:
Income taxes	3	13	21	25	14
Depreciation and amortization	1,754	1,462	5,568	4,631	1,853
Stock-based compensation	2,068	2,122	3,684	4,311	765
Gain on nonmonetary transaction	—	—	(1,600)	(1,600)	—
Severance costs	—	—	—	706	—
IPO-related bonus	1,200	—	1,200	—	—
IPO and other transaction costs	—	454	1,793	454	—
Warrant valuation	—	(51)	60	(51)	2
Non-GAAP net loss attributable to common stockholders	$(3,977)	$(5,743)	$(15,056)	$(23,718)	$(5,862)

Non-GAAP Gross Profit:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2025	2024	2025	2024	2025
	(in thousands)
Gross profit	$7,677	$6,598	$23,236	$19,243	$7,170
Add:
Depreciation and amortization	439	192	1,431	723	430
Stock-based compensation	25	178	125	280	40
Gain on nonmonetary transaction	—	—	(1,600)	(1,600)	—
Non-GAAP gross profit	$8,141	$6,968	$23,192	$18,646	$7,640

Non-GAAP Operating Expenses:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$17,720	$16,687	$50,817	$49,485	$15,967
Less:
Depreciation and amortization	1,315	1,270	4,137	3,908	1,423
Stock-based compensation	2,043	1,944	3,559	4,032	725
Severance	—	—	—	706	—
IPO-related bonus	1,200	—	1,200	—	—
IPO and other transaction costs	—	454	1,793	454	—
Non-GAAP operating expenses	$13,162	$13,019	$40,128	$40,386	$13,819

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
Research and development	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$8,889	$9,568	$26,474	$28,395	$8,898
Less:
Depreciation and amortization	1,279	1,237	3,925	3,707	1,390
Stock-based compensation	263	873	980	2,021	329
Severance	—	—	—	439	—
IPO-related bonus	433	—	433	—	—
Non-GAAP operating expenses	$6,915	$7,458	$21,136	$22,228	$7,179

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
Selling, general, and administrative	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$8,831	$7,119	$24,343	$21,090	$7,069
Less:
Depreciation and amortization	36	33	212	201	33
Stock-based compensation	1,781	1,071	2,579	2,011	398
Severance	—	—	—	267	—
IPO-related bonus	767	—	767	—	—
IPO and other transaction costs	—	454	1,793	454	—
Non-GAAP operating expenses	$6,247	$5,562	$18,992	$18,157	$6,638

Non-GAAP Net Loss Per Share:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
GAAP net loss attributable to common stockholder	$(9,002)	$(9,743)	$(25,782)	$(32,194)
Weighted-average shares used in computing GAAP net loss per share	12,464,236	374,270	4,495,701	367,888
GAAP net loss per share attributable to common stockholder	$(0.72)	$(26.03)	$(5.73)	$(87.51)

Non-GAAP net loss	$(3,977)
Pro forma shares used in computing non-GAAP net loss per share(1)	18,238,462
Pro forma non-GAAP net loss per share	$(0.22)

(1) Pro forma common shares gives effect to the automatic conversion outstanding equity instruments and the issuance of shares in connection with the initial public offering, as if all such events had occurred as of the beginning of the period presented.